                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) September 30, 2005

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            (Exact name of registrant as specified in its charter)

        Delaware                   333-120916                  30-0183252

    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)

383 Madison Avenue
New York, New York                                               10l79

 (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On September 30, 2005, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series
2005-9, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2005, among
Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National
Association as master servicer and securities administrator, EMC Mortgage Corporation and
JPMorgan Chase Bank, National Association., as trustee.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits  (executed  copies):  The following  execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                             Numbered
Number                                                            Exhibit Page

10.1  Pooling and Servicing Agreement, dated as of September 1, 2005 among Structured Asset
Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank,
National Association, as trustee.

                                        [8-K - PSA]

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant
has duly  caused  this report to be signed on behalf of the  Registrant  by the  undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC.

                                    By:      /s/ Baron Silverstein
                                    Name:  Baron Silverstein
                                    Title:      Vice President

Dated:  October 14, 2005

                                 EXHIBIT INDEX

                     Item 601 (a) of    Sequentially
Exhibit              Regulation S-K     Numbered
Number               Exhibit No.        Description             Page

1                    4                  Pooling and Servicing   5
                                        Agreement

                                         EXHIBIT 1